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SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 4, 2008 (May 29, 2008)

BUTLER INTERNATIONAL, INC.

(Exact name of Registrant as specified in Charter)

MARYLAND	0-14951	06-1154321

(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

200 E. Las Olas Boulevard, Suite 1730A, Fort Lauderdale, Florida 33301

(Address of Principal Executive Offices/Zip Code)

Registrant’s telephone number, including area code: (954) 761-2200

                                 Not Applicable

(Former Name or Former Address, if Changed Since

Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENTS

On May 30, 2008, Butler Service Group and its affiliates, including Butler International, Inc., (“the Company”) entered into a Sixth Amendment to the Third Amended and Restated Credit Agreement (“Sixth Amendment”) with General Electric Capital Corporation (“GECC”). The Sixth Amendment provides, among other matters, for an extension of the Commitment Termination Date (as defined) from May 30, 2008 to June 15, 2008. The Company has negotiated, in principal, with GECC to extend the Third Amended and Restated Credit Agreement to August 2009 provided there are no assurances that the extension will be consummated.

The foregoing description of the Sixth Amendment is not, and does not purport to be, complete and is qualified in its entirety by reference to a copy of the same filed as Exhibit 10.1 hereto and incorporated herein in its entirety by this reference.

On May 29, 2008, Butler Service Group and its affiliates, including the Company, entered into a Third Amendment to Second Lien Credit Agreement (“Third Amendment”) with Monroe Capital Management Advisors LLC (“Monroe”) dated as of May 28, 2008. The Third Amendment provides, among other matters, that Monroe will until June 15, 2008, or the date upon which a Forbearance Default (as defined) occurs, forbear from the exercise of any of its rights and remedies arising out of certain Events of Default (as defined).

The foregoing description of the Third Amendment is not, and does not purport to be, complete and is qualified in its entirety by reference to a copy of the Third Amendment filed as Exhibit 10.2 hereto and incorporated herein in its entirety by this reference.

ITEM 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

The information set forth under Item 1.01 of this report is incorporated herein by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.
(d)	The exhibits listed below is being furnished pursuant to Item 9.01.

Exhibit Number	Description
10.1

Sixth Amendment to the Third Amended and Restated Credit Agreement dated as of May 30, 2008, by and among Butler Service Group, Inc., a New Jersey corporation , certain of its affiliates, and General Electric Capital Corporation in its individual capacity and as agent for the Lenders (“GECC”).

10.2

Third Amendment to Second Lien Credit Agreement, dated as of May 28, 2008 and executed May 29, 2008, by and among Butler Service Group, Inc., a New Jersey corporation, and Monroe, in its individual capacity and as agent for the Lenders, McFunding Usters II LLC and McFunding Ltd.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 4, 2008	BUTLER INTERNATIONAL, INC.

By:/s/ Mark Koscinski
Mark Koscinski

Chief Financial Officer

BUTLER INTERNATIONAL, INC.

EXHIBIT LIST

Exhibit Number	Description
10.1

Sixth Amendment to the Third Amended and Restated Credit Agreement dated as of May 30, 2008, by and among Butler Service Group, Inc., a New Jersey corporation , certain of its affiliates, and General Electric Capital Corporation in its individual capacity and as agent for the Lenders (“GECC”).

10.2

Third Amendment to Second Lien Credit Agreement, dated as of May 28, 2008 and executed May 29, 2008, by and among Butler Service Group, Inc., a New Jersey corporation, and Monroe, in its individual capacity and as agent for the Lenders, McFunding Usters II LLC and McFunding Ltd.

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